UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

___________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

___________________________________

MRC Global inc.

(Exact name of registrant as specified in its charter)

___________________________________

Identification Number)
Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On February 13, 2020, MRC Global Inc. (“MRC Global” or the “Company”) issued a press release announcing its financial results for the year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In February 2020, we granted the following named executive officers set forth in the table below performance stock units pursuant to the MRC Global Inc. 2011 Omnibus Incentive Plan, as amended, in addition to certain time-vested restricted stock units reported on Forms 4. Each recipient of performance stock units can earn shares of Company common stock between 0% and 200% of the target number of units based:

•50% on a three-year total shareholder return relative to the companies in the Philadelphia OSX Index (the “OSX Index”) plus NOW Inc. at the end of the three-year period ending December 31, 2022 (the “Performance Period”) and

•50% on a three-year return on average net capital employed objective for the Performance Period.

The performance stock units vest at the end of the Performance Period, subject to continued employment and certain other provisions of the award agreement.

Below is the number of target performance stock units that the Company granted to each named executive officer:

Name	Job Title	# of Performance Stock Units
Lane, Andrew R.	President & Chief Executive Officer	150,125
Youngblood, Kelly	Executive Vice President	41,701
Churay, Daniel J.	Executive Vice President – Corporate Affairs, General Counsel, Corporate Secretary	26,585
Bates, Grant R.	Senior Vice President – Canada, International & Operational Excellence	13,553

Item 7.01Regulation FD Disclosure.

MRC Global expects the following results with respect to the operations and performance of the Company for the 2020 fiscal year:

•The Company expects 2020 revenue to be between $3,200 million and $3,700 million.

•The Company expects the upstream sector to be down high-single digit percentages and the midstream and downstream sectors to be down mid-single digit percentages in 2020 as compared to 2019.

•The Company expects the U.S. and Canada segments to be down mid-single digit percentages and the International segment to be down low-single digit percentages in 2020 as compared to 2019.

•Sequentially, the Company expects first quarter 2020 revenue to be flat as compared to the fourth quarter of 2019.

•Given MRC Global’s current mix of products, the Company expects a gross profit percentage between 18.0% and 18.2% and an Adjusted Gross Profit percentage between 19.6% and 19.8% for 2019. Adjusted Gross Profit percentage is a non-GAAP measure that is not necessarily better than gross profit percentage. The Company defines Adjusted Gross Profit as sales, less cost of sales, plus depreciation and amortization, plus amortization of intangibles, and plus or minus the impact of its last-in, first-out (“LIFO”) inventory costing methodology. The Company presents Adjusted Gross Profit because the Company believes it is a useful indicator of the Company’s operating performance without regard to items, such as amortization of intangibles, that can vary substantially from company to company depending upon the nature and extent of acquisitions of which they have been involved. Similarly, the impact of the LIFO inventory costing method can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The Company uses Adjusted Gross Profit as a key performance indicator in managing its business. The Company believes that gross profit is the financial measure calculated and presented in accordance with U.S. generally accepted accounting principles that is most directly comparable to Adjusted Gross Profit.

The following table reconciles gross profit and gross profit percentage, GAAP measures, to Adjusted Gross Profit and Adjusted Gross Profit percentage, non-GAAP measures (in millions):

	Expected for the Year Ended 2020	Percentage of Expected Revenue*
Gross profit	$625	18.1%
Depreciation and amortization	22	0.6%
Amortization of intangibles	28	0.8%
Increase in LIFO reserve	5	0.1%
Adjusted Gross Profit	$680	19.7%

* Percentages are based on the midpoint of revenue guidance provided above. Column does not foot due to rounding.

•The Company expects LIFO expense to be between $0 million and $10 million in 2020.

•The Company expects selling, general and administrative expense to be between $510 million and $530 million in 2020.

•The Company expects equity-based compensation expense to be $17 million in 2020.

•The Company expects to generate between $110 million and $160 million of cash from operations in 2020.

•The Company expects to have an effective tax rate of 26% to 28% for the full year of 2020.

•The Company expects its total capital expenditures for 2020 to be between $15 million and $20 million.

•The Company expects diluted earnings per share to be between $0.19 and $0.56.

•The Company expects to have net income (before preferred stock dividend) between $40 million and $70 million and Adjusted EBITDA between $160 million and $200 million in 2020. Adjusted EBITDA is a non-GAAP measure that is not necessarily better than net income. The Company defines Adjusted EBITDA as net income plus interest, income taxes, depreciation and amortization, amortization of intangibles and certain other expenses, including non-cash expenses (such as equity-based compensation, severance and restructuring, changes in the fair value of derivative instruments and asset impairments, including inventory) and plus or minus the impact of our LIFO inventory costing methodology. The Company presents Adjusted EBITDA because the Company believes it provides investors a helpful measure for comparing our operating performance with the performance of other companies that have different financing and capital structures or tax rates. We believe that net income is the financial measure calculated and presented in accordance with U.S. generally accepted accounting principles that is most directly comparable to Adjusted EBITDA.

The following table reconciles net income, a GAAP measure, with Adjusted EBITDA, a non-GAAP measure, based on the mid-point of the guidance (in millions):

Expected for the Year Ended 2020
Net income	$55
Income tax expense	20
Interest expense	33
Depreciation and amortization	22
Amortization of intangibles	28
Increase in LIFO reserve	5
Equity-based compensation expense	17
Adjusted EBITDA	$180

The above information, as well as information contained in Exhibit 99.1 referenced under Item 9.01 below, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expects,” “expected,” “believes,” “looking forward,” “guidance” and similar expressions are intended to identify forward-looking statements.

Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit and Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.

With respect to net income (before preferred stock dividend) and diluted earnings per share, these risks include actual share count, LIFO expense and the other component expectations listed above meeting the Company’s expectations for each component. These risks and uncertainties also include (among others) decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; U.S. and international general economic conditions; the company’s ability to compete successfully with other companies in MRC Global’s industry; the risk that manufacturers of the products the company distributes will sell a substantial amount of goods directly to end users in the industry sectors the company serves; unexpected supply shortages; cost increases by the company’s suppliers; the company’s lack of long-term contracts with most of its suppliers; suppliers’ price reductions of products that the company sells, which could cause the value of the company’s inventory to decline; decreases in steel prices, which could significantly lower MRC Global’s profit; increases in steel prices, which the company may be unable to pass along to its customers which could significantly lower its profit; the company’s lack of long-term contracts with many of its customers and the company’s lack of contracts with customers that require minimum purchase volumes; changes in the company’s customer and product mix; risks related to the company’s customers’ creditworthiness; the success of the company’s acquisition strategies; the potential adverse effects associated with integrating acquisitions into the company’s business and whether these acquisitions will yield their intended benefits; the company’s significant indebtedness; the dependence on the company’s subsidiaries for cash to meet its debt obligations; changes in the company’s credit profile; a decline in demand for certain of the products the company distributes if import restrictions on these products are lifted or imposed; significant substitution of alternative fuels for oil and gas; environmental, health and safety laws and regulations and the interpretation or implementation thereof; the sufficiency of the company’s insurance policies to cover losses, including liabilities arising from litigation; product liability claims against the company; pending or future asbestos-related claims against the company; the potential loss of key personnel; adverse health events, such as a pandemic; interruption in the proper functioning of the company’s information systems and the occurrence of cyber security incidents; loss of third-party transportation providers; potential inability to obtain necessary capital; risks related to adverse weather events or natural disasters; impairment of our goodwill or other intangible assets; adverse changes in political or economic conditions in the countries in which the company operates; exposure to U.S. and international laws and regulations, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act and other economic sanction programs; risks associated with international stability and geopolitical developments; risks relating to ongoing evaluations of internal controls required by Section 404 of the Sarbanes-Oxley Act; risks related to the Company’s intention not to pay dividends; and risks arising from compliance with and changes in laws and regulations in the countries in which we operate, including (among others) changes in tax law, tax rates and interpretation in tax laws, changes in trade and other treaties that lead to differing tariffs and trade rules, the expansion of currency exchange controls, export controls or additional restrictions on doing business in countries subject to sanctions in which we operate or intend to operate.

For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Earnings Presentation

On February 13, 2020, MRC Global Inc. announced its financial results for the three and twelve months ended December 31, 2019. In conjunction with this release, the Company issued a presentation summarizing the highlights of the financial results (the “Earnings Presentation”).  A copy of the Earnings Presentation is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information contained in the Earnings Presentation is summary information that should be considered in the context of MRC Global’s filings with the Securities and Exchange Commission and other public announcements that MRC Global may make by press release or otherwise from time to time. The Earnings Presentation speaks as of the date of this Current Report on Form 8-K. While MRC Global may elect to update the Earnings Presentation in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so. The Earnings Presentation will also be posted in the Investor Relations section of MRC Global’s website,  http://www.mrcglobal.com.

The information referenced under Item 7.01 (including Exhibit 99.2 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.2 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of MRC Global Inc. dated February 13, 2020

99.2	Earnings Presentation of MRC Global Inc. dated February 13, 2020
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2020

MRC GLOBAL INC.

By:	/s/ James E. Braun
James E. Braun
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated February 13, 2020
99.2	Earnings Presentation of MRC Global Inc. dated February 13, 2020
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document